EXHIBIT 99.1
J.P. Morgan Healthcare Conference
San Francisco, CA

January 10, 2012

Statements made in this presentation that are not historical facts are "forward-looking" statements (as defined in the Private
Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe,"
"plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this presentation also include all statements regarding the estimated impact of the CMS Rule, planned capital expenditures, expected financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, plans and objectives of management for future operations, the impact of reductions in reimbursements and other changes in government reimbursement programs and the timing and impact of the proposed restructuring transactions. Factors that could cause actual results to differ are identified in the public filings made by Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements and Sun’s ability to mitigate such changes; the impact that healthcare reform legislation will have on Sun’s business; Sun’s ability to maintain the occupancy rates and payor mix at
Sun’s healthcare centers; potential liability for losses not covered by, or in excess of, Sun’s insurance; the effects of government regulations and investigations; the significant amount of Sun’s indebtedness, covenants in Sun’s debt agreements that may restrict Sun’s activities and Sun’s ability to make acquisitions, incur more indebtedness; the impact of the current economic downturn on Sun’s business; the ability of Sun to collect its accounts receivable on a timely basis;
increasing labor costs and the shortage of qualified healthcare personnel; and Sun’s ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect Sun’s business and financial results are included in Sun’s public filings made with the Securities and Exchange Commission, including Sun’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which Sun is presently unaware or that Sun currently deems immaterial.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Sun’s control. Sun cautions that any forward-looking statements made by Sun are not guarantees of future performance. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

 References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries

Forward-Looking Statements

 References are made in this presentation to EBITDA, EBITDA margin, EBITDAR and EBITDAR margin, which are non-
 GAAP financial measures.
 EBITDA is defined as net income before loss (gain) on discontinued operations, interest expense (net of interest income), income tax expense (benefit) and depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenue.
 EBITDAR is EBITDA before rent expense and EBITDAR margin is EBITDAR as a percentage of revenue. Sun believes that EBITDA, EBITDA margin, EBITDAR and EBITDAR margin provide useful information regarding Sun’s operational performance because these financial measures enhance the overall understanding of the financial performance and prospects for the future of Sun’s core business activities, provide consistency in Sun’s financial reporting and provide a basis for the comparison of results of core business operations between current, past and future periods. These measures are also some of the primary indicators Sun uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of its business from period to period without the effect of GAAP expenses, revenues and gains that are unrelated to day-to-day performance.
Non-GAAP Financial Measures

Challenging economic and political environment impacting reimbursement

Lowest Cost Setting for Post-Acute Patients

Compelling Supply & Demand Dynamic

Capacity for Growth is Intact

Tested and Proven Track Record

Environment combined with perceived "overpayment" under RUGs IV has resulted in unprecedented cuts

SUNHEALTHCARE
Caring is the Key in Life

Investment Considerations
Weather challenges
and adapt to change
Experienced
management team
National platform
with four
complementary
business
lines
Focus on high-acuity,
clinically
complex
patients

Sun's management team has a proven track record navigating through challenging reimbursement, regulatory and operating environments and subsequently achieving stated objectives

SUNHEALTHCARE
Caring is the Key in Life

Proven Track Record
(1)
(2)
  Focused on admitting patients in nine new RUG
 categories
  Exceeded the average acuity projected by CMS
  Increased average Medicare rates by $9.85 in 2006
  Achieved synergies ahead of schedule at high-end
 of $12 to $15 million range
  Achieved targeted cost savings of $10 million
  Successfully implemented new assessment tool (MDS
 3.0) and clinical protocols
  Reduced concurrent utilization to <5% to minimize
 impact of change in concurrent therapy
  Continued to grow Medicare rate via acuity shift beyond
 market basket increase
Medicare Forecast
Medicare Forecast
Error Correction
Error Correction
RUGs IV & MDS 3.0
RUGs IV & MDS 3.0
Harborside Acquisition
Harborside Acquisition
RUGs III Refinement
RUGs III Refinement
2006
2006
2007
2007
2009
2009
2010
2010
Event
Event
Year
Year

Parity Adjustment (Rate)

Market Basket 2.7%

Productivity (1.0%)

Parity Adjustment (12.6%)

CMS reported net (11.1%)

Group Therapy

Reduces minute allocation to group members to 25% of minutes delivered.

For example, if four group patients receive an hour of therapy, each one will only be allocated 15 minutes.

Represents 8% of total Part A treatment minutes

Change of Therapy (COT)

Focuses on the number of minutes delivered each week rather than within a designated assessment period.

Intensifies the need for weekly minutes management.

Potentially impacts all Medicare patients receiving rehab

SUNHEALTHCARE
Caring is the Key in Life

CMS Final Rule - 3 Components

Annual Update For Fiscal Year 10/1/11 to 9/30/12 (Released July 29, 2011)

Approach

- Keep impact as far away from patient and line-level employees as possible
- Retain sufficient strength to drive operational progress and the strategic plan

Organizational Restructuring Initiatives

- Infrastructure initiatives include reduction in overhead force, other labor related costs, vendors, discretionary spend and broad-based process improvements
- Cost savings expected to continue to ramp up into 2012

Rehab Mitigation Initiatives

- Re-engineer efficiencies of care, identify process changes to conserve and maximize the use of therapist time and emphasize the necessity of scheduling and care precision
- Therapy mitigation will increase as changes in methods of delivering therapy services are being implemented

SUNHEALTHCARE
Caring is the Key in Life

Mitigation Approach to CMS Final Rule
Estimated Impact of
Final Rule
to 2012 EBITDAR:
$40 to $45 million

Skilled Nursing Services (SunBridge)

- 19,100 patients/residents
- 199 centers
  - 165 skilled nursing centers
  - 14 combined SNF, AL, IL centers
  - 10 assisted living centers
  - 2 independent living centers
  - 8 mental health

Hospice Services (SolAmor)

- Growing business operating in 11 states with 22 offices with 4 startups

Rehabilitation Therapy Services (SunDance)

- Contract, rehab agency, and management services
- 343 contracts with non-affiliated entities
- Provides services to substantially all SunBridge skilled nursing centers

Medical Staffing Services (CareerStaff)

- Primarily hospital setting (also serves SNFs, schools, prisons)
- 60%+ of billings are for therapists (also provide nursing and pharmacy services)

Non-affiliated Rehab Therapy 6%
Hospice 3%
Medical Staffing 5%
Skilled Nursing 86%

Net Revenue by Source

Managed Care & Commercial 5%
Medicaid 39%
Private Pay & Other 24%
Medicare 32%

09/30/11 LTM Net Revenue = $1.9 billion

SUNHEALTHCARE
Caring is the Key in Life

Net Revenue by Line of Business
Sun Healthcare Today

SUNBRIDGE HEALTHCARE
Caring is the Key in Life

CareerStaff Unlimited
Medical Staffing Services

SUNDANCE
REHABILITATION

Sol Amor
HOSPICE
Caring is the Key in Life

SUNHEALTHCARE
Caring is the Key in Life

Complementary Lines of Business
Skilled Nursing Services
Rehabilitation Therapy Services
Hospice Services

Services
People
Processes
Systems

SUNHEALTHCARE
Caring is the Key in Life

Key Strategic Initiatives
 Focus on delivering quality care services to medically-complex, high-acuity patients.
 Specialize and differentiate our clinical product on a
 market-by-market basis to gain market share.
 Seek partnerships, not just relationships (hospitals,
 physicians, managed care providers, etc.).
 Continue modernizing the portfolio to include
 discrete environments for both long-term and short stay
 patients.
 Continue upgrading our technology systems.

 Continue hospice and SNF growth that
 strengthens or creates market density in priority
 markets.

- Clinical RUGs represent 13.5% of Medicare days

- 13 centers completed that demonstrate "best-in-class" growth metrics: skilled mix up 250 bps and occupancy up 190 bps
- New 120-bed replacement center coming on-line in 2013

SUNHEALTHCARE
Caring is the Key in Life

Examples of Strategic Initiatives In Action
Expansion of Product
and Service Offering
• Expand clinical capabilities
 to improve ability to capture
 more clinically complex
 patients
• Augment existing rehab
 capability with focus on
 cardiac, pulmonary and
 infectious disease
Long-term Asset
Modernization
• Upgrade, fully renovate or
 replace centers:
  Focus on privacy;
  Enhance amenities; and
  Designate unique space
 for short and longer-
 term customers
Grow Short-Term
Specialty Unit Capacity
• Build-out Rehab Recovery
 Suite (RRS) capacity within
 targeted urban markets:
  Distinct and separate
 units;
  Enhanced product; and
  Dedicated concierge
 service
➢ 2,185 designated RRS
 beds in 80% of urban
 centers
➢ Centers with RRS units run
 600 bps higher skilled mix
 than those without
OUTCOME
OUTCOME
OUTCOME

Skilled Mix as % of Days
16.7%
17.9%
2007
YTD Sep'11

Medicare Part A Rate PPD
$390.28
$519.70
2007
YTD Sep'11

Skilled Mix as % of Revenue
34.1%
40.8%
2007
YTD Sep'11

SolAmor Hospice
(in millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$8.5
$0.8
$55.5
$12.7
2007
LTM 9/30/11
Total Revenue
EBITDA - Normalized

Sun Healthcare Group
(in millions)
$1,587.3
$190.0
$1,938.2
$260.7
2007
LTM 9/30/11
Total Revenue
EBITDAR - Normalized

SUNHEALTHCARE
Caring is the Key in Life

Track Record of Operational Growth
Acquired Harborside in April 2007
+33%
+120bps
9.3%
margin
22.8%
margin
+670bps
12.0%
margin
13.5%
margin

($'s in millions, except EPS)	2012 Full-Year Guidance			
	Low		High	
Revenue	**$**	**1,902.0**	**$**	**1,922.0**
EBITDAR	**$**	**222.0**	**$**	**228.0**
Margin		*11.7%*		*11.9%*
Center rent expense		148.0		148.0
EBITDA	**$**	**74.0**	**$**	**80.0**
Margin		*3.9%*		*4.2%*
Depreciation & amortization		36.7		36.3
Interest, net		17.5		17.5
Pre-tax earnings	$	19.8	$	26.2
Income tax expense		7.7		10.2
Income from continuing operations	$	12.1	$	16.0
Diluted earnings per share	**$**	**0.45**	**$**	**0.60**
Diluted weighted average shares		*26.7*		*26.7*
Free Cash Flow	$	5.0	$	10.0

SUNHEALTHCARE
Caring is the Key in Life

2012 Guidance

($'s in millions, except EPS)	2012 Full-Year Guidance			
	Low		High	
Revenue	**$**	**1,902.0**	**$**	**1,922.0**
EBITDAR	$	222.0	$	228.0
Margin		*11.7%*		*11.9%*
Center rent expense		148.0		148.0
EBITDA	$	74.0	$	80.0
Margin		*3.9%*		*4.2%*
Depreciation & amortization		36.7		36.3
Interest, net		17.5		17.5
Pre-tax earnings	$	19.8	$	26.2
Income tax expense		7.7		10.2
Income from continuing operations	$	12.1	$	16.0
Diluted earnings per share	$	0.45	$	0.60
Diluted weighted average shares		*26.7*		*26.7*
Free Cash Flow	$	5.0	$	10.0

SUNHEALTHCARE
Caring is the Key in Life

2012 Guidance Parameters

  No acquisitions contemplated
  Excludes the results of operations of assets that Sun expects to transition to held for sale in 2012, which generated revenues of approximately $49 million and an EBITDA loss of approximately
 $4.6 million in 2011
  Organic consolidated revenue growth would be 4.1% primarily based on:
 ▪ Organic growth opportunities in volume, acuity and a moderate
 Medicare market basket increase in Q4 2012; and
 ▪ Medicaid rates, net of provider taxes, which are expected to be flat in 2012
  Revenue and EBITDA will be impacted by the CMS Final Rule
 offset by mitigation activities
  An increase in center lease costs of 2.7%
  Capital expenditures in the range of $35 to $40 million
  2012 interest expense of approximately $17.5 million reflecting an average debt balance of $87 million plus a $75 million funded letter of credit balance at a blended interest rate of approximately 11%
 which includes $2.9 million of non-cash amortization of financing costs
  Effective tax rate of 39% and 2012 cash income taxes paid between
 $4 million and $6 million as a result of net operating loss carryforwards
Guidance Parameters:

($'s in millions)	As of Sep. 30, 2011	Implied 12/31/2012 [2]	Nominal Interest Rate
Cash	$ 91.2	$ 41.2	
Revolving Credit Facility [3]	$ -	$ -	0.50%
Funded Deposit L/C	75.0	75.0	8.75%
Offset by Restricted Cash	(75.0)	(75.0)	
	0.0	0.0	
Senior Secured Term Loan	139.9	82.4	8.75%
Mortgage	2.3	1.4	8.50%
Capital Leases	0.4	0.2	10.00%
Total Debt	$ 142.6	$ 84.0	9.00% [5]
Net Debt	$ 51.4	$ 42.8	

Credit Statistics: [4]			2012 Required:
Leverage	1.23x	1.01x	< 1.15x
Coverage	6.83x	5.68x	> 4.90x

SUNHEALTHCARE
Caring is the Key in Life

Capital Structure & Bank Covenants (1)
(1) In December 2011, Sun amended its Credit Facility and made a voluntary debt pay-down of $50 million and increased its interest rate by 1.25% in return for greater flexibility to financial covenants
(2) Based upon 2012 guidance
(3) $60 million of capacity of which $0.4 million issued for letters of credit
(4) Assumes add-back to EBITDA for non-cash stock compensation in 2012 of approximately $6 million
(5) Excludes non-cash interest expense of $2.9 million in 2012 related to amortization of financing costs incurred in connection with our Credit Facility

Capital Expenditures
(in millions)
$42.5
$54.3
$53.5
$45.0
$37.5
$14.3
$17.3
$15.4
$17.4
$12.7
$28.3
$37.0
$38.1
$27.6
$24.8
2008
2009
2010
2011 E
2012 E
Routine
Strategic

REIT-Financed
Capital
(in millions)
$11.7
$8.6
$9.8
$1.8
$8.1
$10.0
2009
2010
2011 E
2012 E
2013 E
Funded
Under Construction
Available

SUNHEALTHCARE
Caring is the Key in Life

Capital Investment
2011 is an estimate and 2012 is based on guidance
$20 funded to-date
$8 under construction in 2012
$22 available for additional projects

(in millions)	Low	High
EBITDA	$74.0	$80.0
Non-Cash Stock Compensation	$6.0	$6.0
Cash Taxes	(5.0)	(5.0)
Cash Interest	(14.6)	(14.6)
Capital Expenditures	(37.5)	(37.5)
Change in Working Capital	(17.9)	(18.9)
Free Cash Flow *	$5.0	$10.0

SUNHEALTHCARE
Caring is the Key in Life

2012 Cash Flows

*Based upon 2012 Guidance

Attractive industry fundamentals

- Favorable demographics – increasing senior population
- Improving supply / demand dynamics – number of SNF beds has steadily declined
- Core skilled nursing business provides value – effective clinical outcomes at lower costs

Diversified, growing platform

- National platform with four business lines
- Consistent revenue growth

Focus on high acuity and clinically complex patients

Available liquidity with low leverage

Tested, proven and experienced management team

SUNHEALTHCARE
Caring is the Key in Life

Investment Highlights

SUNHEALTHCARE

Caring is the Key in Life

SUNHEALTHCARE
Caring is the Key in Life